  March 1, 2015

Summary
Prospectus

Victory Munder International Fund — Core Equity

Effective April 1, 2015 the Fund's name is changed to:

Victory Trivalent International Fund — Core Equity

Class A  MAICX

Class C  MICCX

Class I  MICIX

Class R6  MAIRX

Class Y  MICYX

Before you invest, you may want to review the Fund's Statutory Prospectus and Statement of Additional Information, both of which are dated March 1, 2015 and are incorporated by reference into this Summary Prospectus, as they each contain more information about the Fund and its risks.

You can find the Fund's Prospectus and other information about the Fund online at www.VictoryFunds.com.

You may also obtain this information at no cost by calling (800) 438-5789 or by sending an e–mail request to VictoryMail@VCM.com.

You may also obtain this information at no cost from your financial intermediary.

VictoryMail@VCM.com
800-438-5789

Munder International Fund — Core Equity Summary

Investment Objective

The Fund seeks to provide long-term growth of capital.

Fund Fees and Expenses

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the Victory Funds. More information about these and other discounts is available from your Investment Professional and in Investing with Victory on page 11 of the Fund's Prospectus and in Additional Purchase, Exchange and Redemption Information on page 38 of the Fund's Statement of Additional Information (SAI).

Shareholder Fees (paid directly from your investment)	Class A	Class C	Class I	Class R6[1]	Class Y
Maximum Sales Charge (load) Imposed on Purchases (as a percentage of offering price)	5.75%	NONE	NONE	NONE	NONE
Maximum Deferred Sales Charge (load) (as a percentage of the lower of purchase or sale price)	NONE[2]	1.00%[3]	NONE	NONE	NONE
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.80%	0.80%	0.80%	0.80%	0.80%
Distribution (12b-1) Fees	0.25%	1.00%	0.00%	0.00%	0.00%
Other Expenses	0.94%	1.66%	7.72%	14.39%	0.55%
Acquired Fund Fees and Expenses[4]	0.02%	0.02%	0.02%	0.02%	0.02%
Total Annual Fund Operating Expense	2.01%	3.48%	8.54%	15.21%	1.37%
Fee Waiver/Expense Reimbursement	(0.52)%	(1.24)%	(7.56)%	(14.23)%	(0.13)%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement[5]	1.49%	2.24%	0.98%	0.98%	1.24%

1Expenses for Class R6 shares are estimated for the current fiscal year because Class R6 shares are new as of the date of this prospectus.

2A contingent deferred sales charge of 0.75% may be imposed on Class A shares with respect to purchases of $1,000,000 or more that are redeemed within 12 months of purchase. For additional information, see 'Choosing a Share Class' beginning on page 14 of the Prospectus.

3The Class C contingent deferred sales charge applies only to shares sold within 12 months of purchase.

4Acquired Fund Fees and Expenses are fees and expenses of investment companies in which the Fund invests which are indirectly incurred by the Fund.

5The Adviser has contractually agreed to waive its management fee and/or reimburse expenses so that the total annual operating expenses of Class A, C, I and Y shares of the Fund (excluding Acquired Fund Fees and Expenses and certain items such as interest, taxes and brokerage commissions) do not exceed the total net annual operating expenses of, respectively, Class A, C, I and Y shares of the Fund's predecessor, a series of the Munder Series Trust that was managed by Munder Capital Management ("MST Munder International Fund — Core Equity"), as of June 30, 2014. This agreement will remain in place for two years after the reorganization of the MST Munder International Fund — Core Equity into the Fund (through October 31, 2016). As a result of this agreement, during that two year period, total annual operating expenses of the Fund's Class A, C, I and Y shares will not exceed 1.47%, 2.22%, 0.96% and 1.22%, respectively. In addition, the Adviser has contractually agreed to waive its management fee and/or reimburse expenses so that the total annual operating expenses (excluding Acquired Fund Fees and Expenses and certain other items such as interest, taxes and brokerage commissions) of Class R6 shares does not exceed 0.96% until at least October 31, 2018. The Adviser is permitted to recoup advisory fees waived and expenses reimbursed for up to three years after the fiscal year in which the waiver or reimbursement took place, subject to any operating expense limits in effect at the time of the original waiver or expense reimbursement and at the time of recoupment or reimbursement.

Munder International Fund — Core Equity Summary (continued)

Fund Fees and Expenses (continued)

Example:

The following example is designed to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods shown and then sell all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A	$718	$1,072	$1,503	$2,697
Class C (If you sell your shares at the end of the period.)	$327	$831	$1,588	$3,585
Class I	$100	$1,112	$2,832	$6,627
Class R6	$100	$312	$3,395	$8,736
Class Y	$126	$408	$724	$1,623

The following example makes the same assumptions as the example above, except that it assumes you do not sell your shares at the end of the period.

	1 Year	3 Years	5 Years	10 Years
Class C (If you do not sell your shares at the end of the period.)	$227	$831	$1,588	$3,585

Portfolio Turnover:

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance. During the most recent fiscal year, the portfolio turnover rate of the MST Munder International Fund — Core Equity, predecessor to the Fund, was 61% of the average value of its portfolio.

Munder International Fund — Core Equity Summary (continued)

Principal Investment Strategy

The Adviser pursues long-term growth of capital in the Fund by investing primarily in securities of companies in countries represented in the MSCI ACWI ex USA Index, but may also invest in companies from other countries.

Under normal circumstances, at least 80% of the Fund's net assets will be invested in equity securities (i.e., common stocks, depositary receipts, preferred stocks, convertible securities and rights and warrants). The Fund will not change this policy unless it notifies shareholders at least 60 days in advance.

The Adviser employs a bottom-up investment approach that emphasizes individual stock selection. The Adviser's investment process uses a combination of quantitative and traditional qualitative, fundamental analysis to identify attractive stocks with low relative price multiples and positive trends in earnings forecasts. The stock selection process is designed to produce a diversified portfolio that, relative to the MSCI ACWI ex USA Index, tends to have a below-average price-to-earnings ratio and an above-average earnings growth trend.

The Fund's investment allocation to countries and sectors tends to closely approximate the country and sector allocations of the MSCI ACWI ex USA Index, which may focus its exposure in one or more countries, regions or sectors. The MSCI ACWI ex USA Index captures large and mid-cap representation across 22 of 23 developed markets countries (excluding the US) and 23 emerging markets countries. The Index covers approximately 85% of the global equity opportunity set outside the US. The Fund normally invests in a minimum of ten countries.

There is no limit on the market capitalization in which the Fund may invest; therefore, the Fund's investments may include small-, mid- and large-capitalization companies.

The Adviser may sell a security if it believes the price objective for the stock has been reached, if more attractive opportunities are identified, or if the fundamentals of the company deteriorate.

For purposes of the Fund's investment strategy, "net assets" includes any borrowings for investment purposes.

There is no guarantee that the Fund will achieve its objective.

Principal Risks

The Fund's investments are subject to the following principal risks:

■  The value of the equity securities in which the Fund invests may decline in response to developments affecting individual companies and/or general economic conditions. Price changes may be temporary or last for extended periods.

■  The portfolio manager may not execute the Fund's principal investment strategy effectively.

■  A company's earnings may not increase as expected.

■  Foreign securities (including depositary receipts) could be affected by factors not present in the U.S., including expropriation, confiscation of property, and difficulties in enforcing contracts. Compared to U.S. companies, there generally is less publicly available information about foreign companies and there may be less governmental regulation and supervision of foreign companies. Foreign securities generally experience more volatility than their domestic counterparts.

■  The risks related to investing in foreign securities are generally greater with respect to securities of companies that conduct their business activities in emerging markets or whose securities are traded principally in emerging markets. The risks of investing in emerging markets include the risks of illiquidity, increased price volatility, smaller market capitalizations, less government regulation, less extensive and less frequent accounting, financial and other reporting requirements, risk of loss resulting from problems in share registration and custody, substantial economic and political disruptions and the nationalization of foreign deposits or assets.

■  Growth stocks may be more sensitive to changes in current or expected earnings than the values of other stocks, and they may fall out of favor if the companies' earnings growth does not meet expectations.

■  Value stocks may fall out of favor with investors and may underperform growth stocks in an up market. The intrinsic value of value stocks may never be fully recognized by the market or their price may decline.

■  Smaller companies may lose market share or profits. Smaller, less seasoned companies may lose market share or profits to a greater extent than larger, more established companies.

You may lose money by investing in the Fund. The likelihood of loss may be greater if you invest for a shorter period of time.

By itself, the Fund does not constitute a complete investment plan and should be considered a long-term investment for investors who can afford to weather changes in the value of their investment.

Munder International Fund — Core Equity Summary (continued)

Investment Performance

The bar chart and table that follow indicate the risks of investing in the Fund. We assume reinvestment of dividends and distributions.

The table shows how the average annual total returns for Class A, Class C, Class I and Class Y shares of the Fund, including applicable maximum sales charges, compare to those of the MSCI ACWI ex USA Index . We calculate after-tax returns using the historical highest individual federal marginal income tax rates and we do not reflect the effect of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant if you own your Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for only one class and after-tax returns for other classes will vary. The Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. Updated performance information is available on the Fund's website at VictoryFunds.com.

The performance figures for Class A, Class C, Class I and Class Y shares reflect the historical performance of, respectively, the Class A, Class C, Class I and Class Y shares of the MST Munder International Fund — Core Equity, a series of Munder Series Trust (the predecessor to the Fund managed by Munder Capital Management). The Fund's performance has not been restated to reflect any differences in the expenses of the MST Munder International Fund — Core Equity. The MST Munder International Fund — Core Equity commenced operations, and the Class A, Class C, Class I and Class Y shares were first offered on August 17, 2007. Past performance information is not presented for Class R6 shares as the share class does not yet have a full calendar year of performance history.

Calendar Year Returns for Class Y Shares

(The annual return in the bar chart is for the MST Munder International Fund — Core Equity Class Y shares. Due to differing sales charges and expenses, the performance of classes not shown in the bar chart will differ.)

Highest/lowest quarterly results during this time period were:

Highest  21.92% (quarter ended June 30, 2009)

Lowest  -23.95% (quarter ended September 30, 2008)

Munder International Fund — Core Equity Summary (continued)

Average Annual Total Returns (For the Periods ended December 31, 2014)	1 Year	5 Years	Life of Class[1]
CLASS Y
Before Taxes	-2.23%	6.01%	-1.33%
After Taxes on Distributions	-2.36%	5.33%	-1.80%
After Taxes on Distributions and Sale of Fund Shares	-0.82%	5.13%	-0.65%
CLASS A
Before Taxes	-7.88%	4.55%	-2.32%
CLASS C
Before Taxes	-4.06%	4.93%	-2.34%
CLASS I
Before Taxes	-1.99%	6.32%	-1.06%
INDEX
MSCI ACWI ex USA Index Index returns reflect no deduction for fees, expenses, or taxes.	-3.44%	4.89%	1.73%

1Inception date of the MST Munder International Fund — Core Equity is August 17, 2007.

Management of the Fund:

Investment Adviser

Victory Capital Management Inc. serves as the Fund's investment adviser. The portfolio managers primarily responsible for day to day management of the Fund are members of the Adviser's Trivalent Investments investment team (referred to as an investment franchise).

Portfolio Managers

Peter S. Carpenter is a Senior Portfolio Manager of the Adviser, and has been the Lead Portfolio Manager of the Fund (including its predecessor fund) since its inception in 2007.

Jeffrey R. Sullivan is a Senior Portfolio Manager of the Adviser, and has been a Portfolio Manager of the Fund (including its predecessor fund) since its inception in 2007.

Munder International Fund — Core Equity Summary (continued)

Purchase and Sale of Fund Shares

The minimum initial purchase is $2,500 for regular accounts and $1,000 for IRAs, gifts to minors, and purchases through an automatic investment plan. The minimum subsequent investment is $250. We may reduce or waive the minimums in some cases.

You may redeem your shares on any day the Fund is open for business. Redemption requests may be made by telephone (with prior appropriate approval) or by mail.

When you buy and redeem shares, the Fund will price your transaction at the next-determined net asset value (NAV) after the Fund receives your request in good order.

Tax Information

The Fund's distributions are taxable whether you receive them in cash, additional shares of the Fund or you reinvest them in shares of another Victory Fund, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Such tax-deferred arrangements may be taxed later upon withdrawal of monies from those arrangements.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services for investments in all classes except Class R6. These payments may create a conflict of interest by influencing the financial intermediary and its salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

The Victory Funds

P.O. Box 9701
Providence, RI 02940

VF-MICE-SUMPRO (3/15)